Supplement to the
Fidelity® California AMT Tax-Free Money Market Fund
Institutional Class
April 29, 2022
Prospectus

On July 14, 2022, the Board of Trustees approved removing the principal investment strategy to “normally not invest in municipal securities whose interest is subject to the federal alternative minimum tax” effective September 14, 2022.

On July 14, 2022, the Board of Trustees approved a name change for the fund. Effective after the close of business on September 16, 2022, Fidelity® California AMT Tax-Free Money Market Fund will be renamed Fidelity® California Municipal Money Market Fund.

CAM-22-01 1.857353.115	July 15, 2022

Supplement to the
Fidelity® California AMT Tax-Free Money Market Fund
Service Class
April 29, 2022
Prospectus

On July 14, 2022, the Board of Trustees approved a plan of liquidation for Service Class of Fidelity® California AMT Tax-Free Money Market Fund. The class is expected to liquidate on or about August 12, 2022.

CAMS-22-01 1.857352.115	July 15, 2022

Supplement to the
Fidelity® California AMT Tax-Free Money Market Fund
Institutional Class and Service Class
April 29, 2022
STATEMENT OF  ADDITIONAL INFORMATION

On July 14, 2022, the Board of Trustees approved a name change for the fund. Effective after the close of business on September 16, 2022, Fidelity® California AMT Tax-Free Money Market Fund will be renamed Fidelity® California Municipal Money Market Fund.

CAM-CAMSB-22-011.872060.114	July 15, 2022

Supplement to the
Fidelity's California Municipal Money Market Funds
April 29, 2022
Prospectus

On July 14, 2022, the Board of Trustees approved removing the principal investment strategy to “normally not invest in municipal securities whose interest is subject to the federal alternative minimum tax” from Fidelity® California AMT Tax-Free Money Market Fund effective September 14, 2022.

Reorganization. The Board of Trustees of Fidelity California Municipal Trust II has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® California Municipal Money Market Fund and Fidelity® California AMT Tax-Free Money Market Fund.

Each fund seeks as high a level of current income, exempt from federal income tax and California state personal income tax, as is consistent with the preservation of capital.

As a result of the proposed Reorganization, shareholders of Fidelity® California Municipal Money Market Fund would receive Fidelity® California AMT Tax-Free Money Market Fund, a class of shares of Fidelity® California AMT Tax-Free Money Market Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity® California Municipal Money Market Fund in exchange for corresponding shares of Fidelity® California AMT Tax-Free Money Market Fund equal in total value to the total value of shares of Fidelity® California Municipal Money Market Fund. After the exchange, Fidelity® California Municipal Money Market Fund will distribute the Fidelity® California AMT Tax-Free Money Market Fund shares to its shareholders pro rata, in liquidation of Fidelity® California Municipal Money Market Fund (these transactions are referred to as the “Reorganization”).

The Reorganization, which does not require shareholder approval, is expected to take place on or about September 16, 2022. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity® California Municipal Money Market Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

In connection with the Reorganization, effective after the close of business on September 9, 2022, new positions in Fidelity® California Municipal Money Market Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on September 9, 2022 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by September 9, 2022, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since September 9, 2022, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 4) by a portfolio manager of the fund, and 5) by a fee deferral plan offered to trustees of certain Fidelity funds, if the fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

For more detailed information, please contact Fidelity at 1-800-544-8544.

On July 14, 2022, the Board of Trustees approved name changes for Fidelity® California AMT Tax-Free Money Market Fund and class. Effective after close of business on September 16, 2022, Fidelity® California AMT Tax-Free Money Market Fund will be renamed Fidelity® California Municipal Money Market Fund and the class will be renamed Premium.

CMS-22-01 1.479535.138	July 15, 2022

Supplement to the
Fidelity® California AMT Tax-Free Money Market Fund and Fidelity® California Municipal Money Market Fund
April 29, 2022
STATEMENT OF  ADDITIONAL INFORMATION

On July 14, 2022, the Board of Trustees approved name changes for Fidelity® California AMT Tax-Free Money Market Fund and class. Effective after close of business on September 16, 2022, Fidelity® California AMT Tax-Free Money Market Fund will be renamed Fidelity® California Municipal Money Market Fund and the class will be renamed Premium.

CMSB-22-011.475748.128	July 15, 2022